CSFB03-19G2BBG 15 year 5.0's

User ID: sijaz

Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 21:50:41

CMO Desk

Settlement Date: 6/30/2003 WHOLE 15 year WAC: 5.65 WAM: 178.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G2BBG	Bond Name: 2A1
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	2A1	2A1	2A1	2A1	2A1
6/30/2003	100.00	100.00	100.00	100.00	100.00
6/25/2004	95.56	93.89	90.53	88.84	87.15
6/25/2005	90.87	85.51	75.16	70.16	65.29
6/25/2006	85.91	75.93	58.05	50.10	42.79
6/25/2007	80.66	66.87	44.28	35.20	27.44
6/25/2008	75.10	58.40	33.42	24.40	17.25
6/25/2009	69.22	50.52	25.02	16.78	10.74
6/25/2010	63.00	43.16	18.50	11.38	6.57
6/25/2011	56.42	36.29	13.49	7.63	3.98
6/25/2012	49.46	29.89	9.66	5.04	2.40
6/25/2013	42.09	23.91	6.74	3.26	1.43
6/25/2014	34.30	18.32	4.50	2.02	0.82
6/25/2015	26.05	13.08	2.81	1.17	0.43
6/25/2016	17.33	8.18	1.53	0.59	0.20
6/25/2017	8.10	3.59	0.59	0.21	0.07
4/25/2018	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	8.47	6.60	4.37	3.69	3.19

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB03-19G2BBG 15 year 5.0's

User ID: sijaz

Deals Directory: /home/sijaz/intexdeals

DEC TABLES REPORT

Date:

07/10/2003 21:50:41

CMO Desk

Settlement Date: 6/30/2003 WHOLE 15 year WAC: 5.65 WAM: 178.00 Pricing Speed: 300 PSA

Deal: CSFB03-19G2BBG	Bond Name: 2B1
Months 480	PSA 0	PSA 100	PSA 300	PSA 400	PSA 500
Date	2B1	2B1	2B1	2B1	2B1
6/30/2003	100.00	100.00	100.00	100.00	100.00
6/25/2004	95.56	95.56	95.56	95.56	95.56
6/25/2005	90.87	90.87	90.87	90.87	90.87
6/25/2006	85.91	85.91	85.91	85.91	85.91
6/25/2007	80.66	80.66	80.66	80.66	80.66
6/25/2008	75.10	75.10	75.10	75.10	75.10
6/25/2009	69.22	67.95	65.24	63.79	62.26
6/25/2010	63.00	60.33	54.87	52.06	49.20
6/25/2011	56.42	52.06	43.64	39.57	35.61
6/25/2012	49.46	43.44	32.65	27.87	23.49
6/25/2013	42.09	34.75	22.78	18.02	13.99
6/25/2014	34.30	26.62	15.22	11.16	7.98
6/25/2015	26.05	19.00	9.48	6.44	4.24
6/25/2016	17.33	11.88	5.17	3.26	1.98
6/25/2017	8.10	5.22	1.98	1.16	0.65
4/25/2018	0.00	0.00	0.00	0.00	0.00
Ave Life (Yrs)	8.47	8.02	7.31	7.03	6.78

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no instances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.